Exhibit 24.2

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Victor B. MacFarlane and
Katharine Ryan-Weiss,
each of them, the undersigned's true and lawful attorney-in-fact to:

(1) execute for and on behalf of the undersigned, in the undersigned's capacity as
a person who beneficially holds more than 10% of the common shares of Sphere 3D
Corp.
(the "Company"), forms 3, Forms 4 and Forms 5 in accordance with Section 16(a)
of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules thereunder;

(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or
desirable to complete and execute any such Forms 3, Forms 4 or Forms 5 and timely file any
such forms with the U.S. Securities and Exchange Commission and any other authority; and

(3) take any other action of any type whatsoever in connection with the foregoing which,
in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that
the documents executed by such attorney-in-fact on behalf of the undersigned, pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in the undersigned's discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and
perform any and every act and thing whatsoever required, necessary or proper to be done in
the exercise of any of the rights and powers herein granted, as fully to all intents and
purposes as the undersigned might or could do if personally present, with full power of substitution or
revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done pursuant to
this Power of Attorney.

The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at
the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply
with Section 16 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer
required to file Forms 3, Forms 4 and Forms 5 with respect to the undersigned's holdings of, and
transactions in, securities issued by the Company, unless earlier revoked by the undersigned
in a signed writing delivered to the attorneys-in-fact.

The undersigned has caused this Power of Attorney to be executed as of this 26th day of December, 2017.

/s/ Thaderine D. MacFarlane
Signature
Thaderine D. MacFarlane
Print Name